UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

Bridger Aerospace Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade, MT	59714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 813-0079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On February 6, 2024, Bridger Aerospace Group Holdings, Inc. (the “Company” or “Bridger”) disclosed the following preliminary unaudited 2023 financial information to investors:

Preliminary Unaudited 2023 Results

For the year ended December 31, 2023, Bridger’s revenue is expected to be approximately $66 million to $67 million, within the $66 million to $68 million range disclosed in the Company’s third quarter earnings release on November 13, 2023. Adjusted EBITDA for the year ended December 31, 2023 is expected to be within or above its previously disclosed range of $18 million to $19 million. While 2023 was the shortest North American wildfire season in the past 20 years, Bridger’s fleet of Super Scooper aircraft experienced its highest level of utilization in the Company’s history, and 2023 is expected to be a record year in terms of total Bridger revenue and Adjusted EBITDA. See “Non-GAAP Financial Measures” below for a definition of Adjusted EBITDA and additional information regarding its use.

As of December 31, 2023, Bridger had approximately $38 million of cash and short term investments, including approximately $14 million in restricted cash and approximately $207 million of total outstanding debt, net of debt issuance costs.

The unaudited preliminary estimated financial results as of and for the year ended December 31, 2023 are preliminary and subject to change, and such changes may be material. These preliminary estimates represent Bridger’s management’s unaudited estimates as of the date of this Current Report on Form 8-K and are based upon a number of assumptions that are inherently uncertain. Bridger’s normal reporting processes with respect to the foregoing preliminary estimates have not been fully completed. During the course of Bridger’s and its independent auditors’ review of these preliminary estimates, Bridger and its independent auditors could identify items that would require Bridger to make adjustments that could affect its subsequently reported results. Any such adjustments could be material. In light of the foregoing, investors are urged to put Bridger’s preliminary estimates in context and not to place undue reliance upon such preliminary estimates.

Item 8.01 Other Information.

The information set forth under Item 2.02 above is incorporated herein by reference.

*******

Non-GAAP Financial Measures

Although Bridger believes that net income or loss, as determined in accordance with U.S. generally accepted accounting principles (“GAAP”), is the most appropriate earnings measure, Bridger uses EBITDA and Adjusted EBITDA as key profitability measures to assess the performance of its business. Bridger believes these measures help illustrate underlying trends in its business and uses the measures to establish budgets and operational goals, and communicate internally and externally, for managing its business and evaluating its performance. Bridger also believes these measures help investors compare Bridger’s operating performance with its results in prior periods in a way that is consistent with how management evaluates such performance.

Each of the profitability measures described below are not recognized under GAAP and do not purport to be an alternative to net income or loss determined in accordance with GAAP as a measure of Bridger’s performance. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for Bridger’s results as reported under GAAP. EBITDA and Adjusted EBITDA exclude items that can have a significant effect on Bridger’s profit or loss and should, therefore, be used only in conjunction with GAAP profit or loss for the period. Bridger’s management compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Because not all companies use identical calculations, these measures may not be comparable to other similarly titled measures of other companies.

Bridger is unable to provide a reconciliation of preliminary full-year 2023 Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, because certain information necessary to calculate such measure on a GAAP basis is currently unavailable and Bridger is currently unable to reasonably predict certain items contained in such GAAP measure without unreasonable efforts.

2

EBITDA and Adjusted EBITDA

EBITDA is a non-GAAP profitability measure that represents net income or loss for the period before the impact of the interest expense, income tax expense (benefit) and depreciation and amortization of property, plant and equipment and intangible assets. EBITDA eliminates potential differences in performance caused by variations in capital structures (affecting financing expenses), the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense).

Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of Bridger’s businesses on a period-over-period basis or with other businesses. During the periods presented, Bridger excludes from Adjusted EBITDA gains and losses on disposals of assets and non-cash impairment charges, legal fees and costs related to financing and other transactions, which include costs that are required to be expensed in accordance with GAAP. In addition, Bridger excludes from Adjusted EBITDA non-cash stock-based compensation and business development expenses. Bridger’s management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that Bridger does not expect to continue at the same level in the future.

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, Bridger’s preliminary unaudited financial results as of and for the year ended December 31, 2023. These statements are based on various assumptions and estimates, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of any acquisitions; Bridger’s successful integration of the aircraft (including achievement of synergies and cost reductions); Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s ongoing operations and businesses, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, and loss of key customers; the risk of a deterioration in relationships between Bridger and its employees, including as a result of any acquisition; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger as a result of the consummation of any acquisition; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger’s ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; and the ability to successfully select, execute or integrate future acquisitions into Bridger’s business, which could result in material adverse effects to operations and financial conditions. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports Bridger files with the U.S. Securities and Exchange Commission, including those in Bridger’s most recent Annual Report on Form 10-K and any updates thereto in Bridger’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If any of these risks materialize or Bridger management’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this Current Report on Form 8-K.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: February 6, 2024	By:	/s/ James Muchmore
James Muchmore
Chief Legal Officer and Executive Vice President

4